Exhibit 10.25 (b)

SECOND AMENDMENT TO

REAL ESTATE BROKERAGE FRANCHISE AGREEMENT

(Exclusivity Amendment)

This Second Amendment to Real Estate Brokerage Franchise Agreement (“Second Amendment”) is executed this 28th day of May, 2013, and made effective as of the “Effective Date” as that term is defined in that certain First Amendment to Real Estate Brokerage Franchise Agreement (“First Amendment”) which is being executed concurrently, by and between BHH Affiliates, LLC, a Delaware limited liability company (“Franchisor”), and Watermark Realty, Inc., a Delaware corporation proposing to do business in the State of Florida as Berkshire Hathaway HomeServices Florida Realty (“Franchisee”) with reference to the following facts:

A.        Franchisor and Franchisee are concurrently, herewith, entering into a Berkshire Hathaway HomeServices Real Estate Brokerage Franchise Agreement (“Franchise Agreement”), First Amendment thereto and this Second Amendment.

B.        Franchisor and Franchisee have agreed, subject to the further provisions of this Second Amendment, to certain territorial exclusivity for Franchisee. Franchisor and Franchisee wish to memorialize their agreement with respect thereto and agree as to other matters, all as more particularly set forth below.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.         The parties agree that Paragraph 3.02 of the Franchise Agreement will be deleted in its entirety and replaced with the following, the terms of which will apply notwithstanding any contrary provision in the Franchise Agreement:

3.02                    Exclusive Territory

3.02.1  Grant of Limited Exclusivity

3.02.1.1     Subject to the further provisions of the Second Amendment, Franchisor agrees that so long as (i) the Second Amendment has not been terminated in accordance with Paragraph 2 of the Second Amendment and (ii) the agreements with respect to any individual Exclusive Territory or the Protected Territory set forth herein remain in effect, Franchisor will not during the term of the Franchise Agreement own, operate, franchise, license or in any other manner authorize  any person or entity to use the System by Acting as a Real Estate Broker with respect to residential real estate transactions from business premises owned or leased by such person or entity in the Exclusive Territories (defined below).  Nothing herein shall limit the right of Franchisor to use, develop or license rights other than the System which is the subject of the Franchise Agreement or to use or license the Service Marks which are part of the

System for business purposes other than use of the System including, without limitation, the licensing of the service marks in connection with the grant of a commercial only real estate brokerage franchise.  Furthermore, Franchisee acknowledges that nothing herein shall prevent other franchisees of Franchisor which have Locations and places of business outside the Exclusive Territories from Acting as a Real Estate Broker with respect to residential properties located within the Exclusive Territories, and nothing herein shall prevent other franchisees of Franchisor from having Locations and other places of business outside the boundaries of any or all of the Exclusive Territories.

3.02.1.2     Notwithstanding anything to the contrary set forth in Paragraph 3.02.1.1, Franchisor is permitted to grant a franchise or otherwise license use of the System by Acting as a Real Estate Broker with respect to residential real estate transactions from business premises owned and leased by entities subject to an existing Prudential Real Estate or Berkshire Hathaway HomeServices franchise agreement as of the date of execution of the Second Amendment (each an “Exempt Licensee”) in any Exclusive Territory or the Protected Territory in which such Exempt Licensee is doing business as of the date hereof.  Franchisor may grant such permission at any time, whether or not the provisions of the Second Amendment are in effect.  An Exempt Licensee’s business premises in any Exclusive Territory and/or the Protected Territory may continue to be operated consistent with such Exempt Licensee’s existing business operations, and the Exempt Licensee may open and relocate additional Locations consistent with the terms of their respective franchise agreements with Franchisor.

3.02.1.3           In addition to the foregoing, and notwithstanding anything to the contrary set forth in this Paragraph 3.02, the real estate brokerage business currently operating as EWM Realty International (“EWM”) shall be treated as if it is an Exempt Licensee with respect to any operations in Broward and Miami-Dade Counties, whether in existence now or in the future, and Franchisor shall have the right at any time, whether or not the Second Amendment is in effect, to grant a franchise or otherwise license EWM to use the System by Acting as a Real Estate Broker with respect to residential real estate transactions from business premises owned and leased by EWM at any location within the Broward County Exclusive Territory and the Miami-Dade Exclusive Territory.  Like any other franchisee, if EWM shall execute a franchise agreement with Franchisor, EWM shall also have the right to operate one or more franchised Locations utilizing the System from any location outside the Exclusive Territories and Protected Territory, and may open and relocate additional Locations consistent with the terms of any franchise agreement it may enter into with Franchisor.  Franchisee acknowledges that EWM is owned by Franchisor’s indirect parent company, HomeServices of America, Inc., and that EWM may identify itself to the public with phrases like “a Berkshire Hathaway affiliate”, “A Member of HomeServices of America Inc., A Berkshire Hathaway Affiliate”, or similar phrases. Such identification by EWM or by any other real estate brokerage business controlled by HomeServices of America, Inc. shall not constitute a breach of this Second Amendment or of the Franchise Agreement.

3.02.2        Exclusive Territories and the Protected Territory

(a) The “Exclusive Territories” consist of the following, each of which shall be a separate and distinct “Exclusive Territory”:

Broward County Exclusive Territory:  Includes all of Broward County, Florida, as the boundaries exist now.

Collier County Exclusive Territory:  Includes zip codes 34102, 34103, 34104, 34105, 34108, 34109, 34110, 34112, 34113, 34114, 34116, 34117, 34119, 34120, 34138, 34139, 34140, 34142, 34145 as their boundaries exist now (as shown on the attached map) in Collier County, Florida.

Miami-Dade County Exclusive Territory:  Includes zip codes 33101, 33010, 33012, 33013, 33014, 33015, 33017, 33054, 33055, 33056, 33101, 33109, 33122, 33125, 33126, 33127, 33128, 33129, 33130, 33131, 33132, 33133, 33134, 33135, 33136, 33137, 33138, 33139, 33140, 33141, 33142, 33143, 33144, 33145, 33146, 33147, 33149, 33150, 33153, 33154, 33155, 33156, 33157, 33158, 33160, 33161, 33162, 33165, 33166, 33167, 33168, 33169, 33172, 33173, 33174, 33175, 33176, 33177, 33179, 33180, 33181, 33183, 33184, 33185, 33186, 33187, 33193, 33194, 33222, 33265 as their boundaries exist now (as shown on the attached map) in Miami-Dade County, Florida.

Lee County Exclusive Territory:  Includes all of Lee County, Florida, as the boundaries exist now.

Martin County Exclusive Territory:  Includes all of Martin County, Florida, as the boundaries exist now.

Palm Beach County Exclusive Territory:  Includes zip codes 33401, 33403, 33404, 33405, 33406, 33407, 33408, 33409, 33410, 33411, 33412, 33413, 33415, 33417, 33418, 33426, 33431, 33432, 33433, 33434, 33435, 33436, 33437, 33444, 33445, 33446, 33458, 33460, 33461, 33462, 33463, 33467, 33469, 33472, 33473, 33477, 33478, 33480, 33483, 33484, 33486, 33487, 33496 as boundaries exist now (as shown on the attached map) in Palm Beach County, Florida.

Saint Lucie County Exclusive Territory:  Includes zip codes 34950, 34952, 34953, 34957, 34981, 34982, 34983, 34984, 34986, 34987, 34949 as boundaries exist now (as shown on the attached map) in St. Lucie County, Florida.

(b) The “Protected Territory” includes all of Sarasota County, Florida.  Franchisor agrees that for a period of twenty-four (24) months from the Effective Date of the Second Amendment, so long as Franchisee is in compliance with all terms and conditions of the Franchise Agreement, Franchisor shall not actively market new residential franchises in the Protected Territory.  In the event, however, that Franchisor is presented with an opportunity to grant a new franchise or a request from an existing franchisee to expand within the Protected Territory, then Franchisor shall notify Franchisee.  Franchisee shall then have a period of thirty (30) days within which to present to Franchisor a bona fide business plan and request for approval of one or more Additional Locations in the Protected Territory which effectively matches the opportunity presented to Franchisor.  Franchisee acknowledges that any such request shall be subject to all of Franchisor’s criteria for approving Additional Locations.  Should Franchisor approve such Additional Location(s), then Franchisee shall thereafter have a period of sixty (60) days to open such Additional Location(s).  In the event that Franchisee does not present such a plan within said thirty (30) day period or actually open said Additional Location(s) within said sixty (60) day period, then Franchisor shall be free to pursue such other opportunity.

3.02.3  Minimum Performance Criteria

3.02.3.1           Broward County Exclusive Territory

(a)        Franchisee shall increase its existing Sales Volume within the Broward County Exclusive Territory by no less than [***]% per annum in the twelve (12) months preceding each Measurement Date.  The parties hereto stipulate that Franchisee’s Sales Volume within the Broward County Exclusive Territory was $[***] for the twelve months ended December 31, 2012. Sales Volume shall be measured as of December 31 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement beginning December 31, 2014; provided that if the Effective Date is on or after January 1, 2014, then the Measurement Date shall be March 31 of each year instead, beginning March 31, 2015.  Sales Volume shall be measured using the total Sales Volume generated by franchisee’s Locations located in the Broward County Exclusive Territory.

(b)        For purposes of this Paragraph 3.02.3.1, Sales Volume is defined as Franchisee’s total closed dollar volume of residential transactions for properties located in the Broward County Exclusive Territory for the twelve-month period immediately preceding each Measurement Date.

(c)        Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Sales Volume information, Franchisee’s Gross Revenues attributable to residential transactions closed by its Locations within the Broward County Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Sales Volume.  Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor.

3.02.3.2           Collier County Exclusive Territory

(a)        Franchisee shall increase its existing Sales Volume within the Collier County Exclusive Territory by no less than [***]% per annum in the twelve (12)

[***]Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

months preceding each Measurement Date.  The parties hereto stipulate that Franchisee’s Sales Volume within the Collier County Exclusive Territory was $[***] for the twelve months ended December 31, 2012. Sales Volume shall be measured as of December 31 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement beginning December 31, 2014; provided that if the Effective Date is on or after January 1, 2014, then the Measurement Date shall be March 31 of each year instead, beginning March 31, 2015.  Sales Volume shall be measured using the total Sales Volume generated by franchisee’s Locations located in the Collier County Exclusive Territory.

(b)        For purposes of this Paragraph 3.02.3.2, Sales Volume is defined as Franchisee’s total closed dollar volume of residential transactions for properties located in the Collier County Exclusive Territory for the twelve-month period immediately preceding each Measurement Date.

(c)        Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Sales Volume information, Franchisee’s Gross Revenues attributable to residential transactions closed by its Locations within the Collier County Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Sales Volume.  Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor.

3.02.3.3           Miami-Dade County Exclusive Territory

(a)        Franchisee shall increase its existing Sales Volume within the Miami-Dade County Exclusive Territory by no less than [***]% per annum in the twelve (12) months preceding each Measurement Date.  The parties hereto stipulate that Franchisee’s Sales Volume within the Miami-Dade County Exclusive Territory was $[***] for the twelve months ended December 31, 2012. Sales Volume shall be measured as of December 31 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement beginning December 31, 2014; provided that if the Effective Date is on or after January 1, 2014, then the Measurement Date shall be March 31 of each year instead, beginning March 31, 2015.  Sales Volume shall be measured using the total Sales Volume generated by franchisee’s Locations located in the Miami-Dade County Exclusive Territory.

(b)        For purposes of this Paragraph 3.02.3.3, Sales Volume is defined as Franchisee’s total closed dollar volume of residential transactions for properties located in the Miami-Dade County Exclusive Territory for the twelve-month period immediately preceding each Measurement Date.

(c)        Within (90) days after any Measurement Date, Franchisor shall either (i) request that Franchisee shall provide Franchisor with such Sales Volume information, Franchisee’s Gross Revenues attributable to residential transactions closed by its Locations within the Miami-Dade County Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee

[***]Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

has achieved the required Sales Volume.  Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor.

3.02.3.4           Lee County Exclusive Territory

(a)        Franchisee shall increase its existing Sales Volume within the Lee County Exclusive Territory by no less than [***]% per annum in the twelve (12) months preceding each Measurement Date.  The parties hereto stipulate that Franchisee’s Sales Volume within the Lee County Exclusive Territory was $[***] for the twelve months ended December 31, 2012. Sales Volume shall be measured as of December 31 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement beginning December 31, 2014; provided that if the Effective Date is on or after January 1, 2014, then the Measurement Date shall be March 31 of each year instead, beginning March 31, 2015.  Sales Volume shall be measured using the total Sales Volume generated by franchisee’s Locations located in the Lee County Exclusive Territory.

(b)        For purposes of this Paragraph 3.02.3.4, Sales Volume is defined as Franchisee’s total closed dollar volume of residential transactions for properties located in the Lee County Exclusive Territory for the twelve-month period immediately preceding each Measurement Date.

(c)        Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Sales Volume information, Franchisee’s Gross Revenues attributable to residential transactions closed by its Locations within the Lee County Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Sales Volume.  Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor.

3.02.3.5           Martin County Exclusive Territory

(a)        Franchisee shall increase its existing Sales Volume within the Martin County Exclusive Territory by no less than [***]% per annum in the twelve (12) months preceding each Measurement Date.  The parties hereto stipulate that Franchisee’s Sales Volume within the Martin County Exclusive Territory was $[***] for the twelve months ended December 31, 2012. Sales Volume shall be measured as of December 31 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement beginning December 31, 2014; provided that if the Effective Date is on or after January 1, 2014, then the Measurement Date shall be March 31 of each year instead, beginning March 31, 2015.  Sales Volume shall be measured using the total Sales Volume generated by franchisee’s Locations located in the Martin County Exclusive Territory.

(b)        For purposes of this Paragraph 3.02.3.5, Sales Volume is defined as Franchisee’s total closed dollar volume of residential transactions for properties located in the Martin County Exclusive Territory for the twelve-month period immediately preceding each Measurement Date.

[***]Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

(c)        Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Sales Volume information, Franchisee’s Gross Revenues attributable to residential transactions closed by its Locations within the Martin County Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Sales Volume.  Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor.

3.02.3.6           Palm Beach County Exclusive Territory

(a)        Franchisee shall increase its existing Sales Volume within the Palm Beach County Exclusive Territory by no less than [***]% per annum in the twelve (12) months preceding each Measurement Date.  The parties hereto stipulate that Franchisee’s Sales Volume within the Palm Beach County Exclusive Territory was $[***]for the twelve months ended December 31, 2012. Sales Volume shall be measured as of December 31 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement beginning December 31, 2014; provided that if the Effective Date is on or after January 1, 2014, then the Measurement Date shall be March 31 of each year instead, beginning March 31, 2015.  Sales Volume shall be measured using the total Sales Volume generated by franchisee’s Locations located in the Palm Beach County Exclusive Territory.

(b)        For purposes of this Paragraph 3.02.3.6, Sales Volume is defined as Franchisee’s total closed dollar volume of residential transactions for properties located in the Palm Beach County Exclusive Territory for the twelve-month period immediately preceding each Measurement Date.

(c)        Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Sales Volume information, Franchisee’s Gross Revenues attributable to residential transactions closed by its Locations within the Palm Beach County Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Sales Volume.  Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor.

3.02.3.7           Saint Lucie County Exclusive Territory

(a)        Franchisee shall increase its existing Sales Volume within the Saint Lucie County Exclusive Territory by no less than [***]% per annum in the twelve (12) months preceding each Measurement Date.  The parties hereto stipulate that Franchisee’s Sales Volume within the Saint Lucie Exclusive Territory was $[***] for the twelve months ended December 31, 2012. Sales Volume shall be measured as of December 31 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement beginning December 31, 2014; provided that if the Effective Date is on or after January 1, 2014, then the Measurement Date shall be March 31 of each year

[***]Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

instead, beginning March 31, 2015.  Sales Volume shall be measured using the total Sales Volume generated by franchisee’s Locations located in the Saint Lucie County Exclusive Territory.

(b)        For purposes of this Paragraph 3.02.3.7, Sales Volume is defined as Franchisee’s total closed dollar volume of residential transactions for properties located in the Saint Lucie County Exclusive Territory for the twelve-month period immediately preceding each Measurement Date.

(c)        Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Sales Volume information, Franchisee’s Gross Revenues attributable to residential transactions closed by its Locations within the Saint Lucie County Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Sales Volume.  Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor.

2.         Termination of Exclusivity

2.1       Except as otherwise set forth in this paragraph 2.1, if Franchisee fails to, in accordance with Paragraph 3.02.3 of the Franchise Agreement (set forth above in this Second Amendment), either provide any information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Sales Volume or to meet the minimum performance criteria with respect to any individual Exclusive Territory measured on any Measurement Date as set forth above on any Measurement Date, then all rights and obligations of Franchisee and Franchisor under this Second Amendment with respect to that individual Exclusive Territory shall terminate upon thirty (30) days’ written notice of such termination from Franchisor to Franchisee without opportunity to cure.  Franchisor agrees to grant Franchisee a one time waiver with respect to the Minimum Performance criteria for each individual Exclusive Territory and will not terminate any individual Exclusive Territory following the first Measurement Date upon which Franchisee does not achieve the minimum Sales Volume in the relevant Exclusive Territory as measured on any Measurement Date.  All other Exclusive Territories for which Franchisee continues to meet the minimum performance criteria, shall remain in full force and effect, provided that Franchisee has provided any necessary Sales Volume information.

2.2       If any payments of Continuing Royalty, Marketing Fees, or any other amounts due to Franchisor from Franchisee under the terms of the Franchise Agreement are delinquent and unpaid (a “Payment Default”) after written notice and demand to cure from Franchisor as provided for in the Franchise Agreement; then all rights and obligations of Franchisee and Franchisor under this Second Amendment shall terminate immediately, without further opportunity to cure.

2.3       If Franchisee is in material breach (other than a Payment Default) of any material provision of the Franchise Agreement, or any other agreement to which both Franchisor or any of its affiliates and either Franchisee or any of its affiliates or Equity Holders are party, after being provided written notice and an opportunity to cure such default as set forth in the Franchise Agreement or any other agreement, as the case may be, then all rights and obligations of Franchisee and Franchisor under this Second Amendment shall terminate immediately, without further opportunity to cure.

3.         Confidentiality

Franchisee agrees that it shall maintain the confidentiality of this Second Amendment and agrees it will not disclose the terms and conditions of this Second Amendment except as described herein.  Notwithstanding any provision in this Second Amendment to the contrary, the parties acknowledge and agree that WCI Communities, Inc. (“WCI”) will be attaching the Franchise Agreement and all of the amendments and exhibits thereto to WCI’s Registration Statement on Form S-1, subject however, to confidential treatment of any provisions thereof as may be granted by the Securities Exchange Commission (“SEC”).  The parties further acknowledge and agree that there can be no assurance of obtaining confidential treatment of any provisions from the SEC and the failure to obtain such confidential treatment shall have no effect on this Franchise Agreement and it shall remain in full force and effect.

4.         Incorporation of Franchise Agreement

All other terms and conditions of the Franchise Agreement not specifically modified herein shall remain in full force and effect.  All capitalized terms not specifically defined herein shall have the meaning given to them in the Franchise Agreement.

5.         Titles for Convenience

Article and paragraph titles used in this Second Amendment are for convenience only and shall not be deemed to affect the meaning or construction of any of the terms, provision, covenants or conditions of this Second Amendment.

6.         Acknowledgment

Franchisee and each of its respective Equity Holders do hereby acknowledge that they have carefully read this Second Amendment, that they have obtained, or have had the opportunity to obtain, the advice of counsel in connection with entering into this Second Amendment, that they understand the nature of this Second Amendment, and its consequences, and that they intend to comply herewith and be bound hereby.

7.         Counterparts

Franchisor and Franchisee agrees that this Second Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which, when taken together, will constitute one and the same Second Amendment.  Franchisor and Franchisee further agree that facsimile or scanned copies of this executed Second Amendment shall have the same force and effect as an original, and shall be fully binding on Franchisor and Franchisee.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed on or as of the date first indicated above:

FRANCHISEE:

WATERMARK REALTY, INC.
a Delaware corporation

By:	/s/ Rei L. Mesa
Rei L. Mesa
Its:	President

FRANCHISOR:

BHH AFFILIATES, LLC
a Delaware limited liability company

By:	HSF AFFILIATES LLC, its sole member
a Delaware limited liability company

	By:	/s/ David S. Beard
David S. Beard
	Its:	Vice President and Corporate Counsel